EXHIBIT 10.(i)

			ATS MONEY SYSTEMS, INC.

			1995 DIRECTOR STOCK PLAN

 1.  Purpose; Construction. The purpose of the ATS
MONEY SYSTEMS, INC. 1995 Director Stock Plan (the "Director Stock Plan") is to advance the interest of ATS MONEY SYSTEMS, INC. ("ATS") or any subsidiary that now exists or hereafter is organized or acquired by ATS (ATS and such subsidiaries collectively referred to as the "Company") by inducing persons of outstanding ability and potential to join and remain with ATS as directors, by encouraging and enabling such directors to acquire a proprietary interest in ATS and by providing the participating Non-Employee Directors with an additional incentive to promote the success of the Company. The provisions of the Director Stock Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as now or hereafter construed, interpreted and applied by regulations, rulings and cases, and shall be interpreted in a mariner consistent with the requirements thereof.

2. Definitions. As used in this Director Stock Plan, the following words and phrases shall have the meanings indicated:

(a)  "Board" means the Board of Directors of ATS.

(b) "Cause" means (a) any act of fraud or intentional misrepresentation, or (b) any act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect majority-owned subsidiary of the Company, or (c) the conviction of the Grantee for any felony.

(c)  "Change of Control" means an event in which:

(i)  any "person", as such term is used in Sections
13(d) and 14(d) of the Exchange Act (other than (1) the Company,
(2) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or (3) any corporation. owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing a majority of the combined voting power of the Company's then outstanding voting securities; (ii)during any period of not more than two consecutive years, not including any period prior to November 1, 1995, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i),
(iii), or (iv) of this definition) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (213) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquired a majority of the combined voting power of the Company's then outstanding securities; or

(iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

(d) "Code" means the Internal Revenue Code of 1986, as amended.

(e) "Committee" means the committee appointed by the Board to administer the Plan

(f)  "Common Stock" means the common stock, par value
$.001 per share, of ATS

(g) "Disability" means the Grantee's inability to perform the Grantee's customary services by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve
(12) months.

(h) "Fair Market Value" per share as of a particular date means the last reported sale price of the Common Stock regular way on such day or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way on such day, in either case on the New York Stock Exchange or, if the Common Stock is not listed or admitted t0 trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the NASDAQ National Market System or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on such National Market System, the average of the closing hid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by ATS for that purpose. If the Common Stock is not listed or admitted to trading on any national securities exchange, quoted on such National Market System or listed in any list of bid and asked prices in the over-the-counter market, "Fair Market Value" shall mean the value of the Common Stock as determined in good faith by the Committee.

(i) "Grantee" means a Non-Employee Director who has been granted Common Stock or an Option under the Director Stock
Plan.

(j) "Non-Employee Director" means a member of the Board of ATS who is not an employee of the Company.

(k) "Option" means a grant to a Grantee of an option to purchase shares of Common Stock.

(I) "Retirement" means the termination of service as a member of the Board by a Non-Employee Director that occurs (i) after having served as a member of the Board for at least 10 years and (ii) other than for Cause.

(m) "Stock Grant" means a grant to a Grantee of shares of Common Stock.

(n)  "Trading Day" means, with respect to the Common
Stock, each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on the exchange or market on which the Common Stock is traded.

3. Administration. The Director Stock Plan shall be administered by the Committee, and is intended to satisfy the provisions of Rule 16b-3 under the Exchange Act or any successor thereof

The Committee shall have the powers vested in it by the terms of the Director Stock Plan, such powers to include the authority to prescribe the form of the agreements embodying awards of Options and Common Stock made under the Director Stock Plan The Committee shall, subject to and not inconsistent with the express provisions of the Director Stock Plan, have the authority to administer the Director Stock Plan and to exercise all the powers and authorities either specifically granted to it under the Director Stock Plan or necessary or advisable in the administration of the Director Stock Plan, including, without limitation, the authority to prescribe, amend and rescind rules and regulations relating to the Director Stock Plan; and to make all other determinations deemed necessary or advisable for the administration of the Director Stock Plan.

The Committee may delegate to one or more of its members or t0 one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Director Stock Plan.

The Board shall fill all vacancies, however caused, in the Committee, may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others One member of the Committee shall he selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at any meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Director Stock Plan or any Option or Common Stock granted hereunder.

4. Eligibility. Each member of the Board who is a Non-Employee Director shall be granted Common Stock and Options in accordance with Sections 6 and 7 hereof The adoption of this Director

Stock Plan shall not be deemed to give any Non-Employee Director any right to be granted Common Stock or an Option to purchase shares of Common Stock, other than in accordance with the terms of this Director Stock Plan.

5.    Common Stock Subject to the Director Stock Plan.
The stock subject to Stock Grants or grants of Options shall be shares of Common Stock. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or that may be reacquired by ATS. The maximum number of shares of Common Stock as to which grants of stock or Options may be granted from time to time under the Director Stock Plan shall not exceed 150,000- The limitation established by The preceding sentence shall he subject to adjustment as provided in Section 7(h) hereof.

In the event that any outstanding Option under the Director Stock Plan should for any reason expire, be canceled or he terminated without having been exercised in frill, the shares of Common Stock allocable to the unexercised portion of such Option shall (unless the Director Stock Plan shall have been terminated) become available for subsequent grants of Options under the Director Stock Plan.

6. Grants of Common Stock and Options. Common Stock and Options shall be granted in the following manner:

(a)  INITIAL GRANTS. On October 31, 1995 (the "Initial
Grant Date"), each Non-Employee Director as of such date (a
"Current Director") shall be granted automatically, without action by the Committee, 10,000 shares of Common Stock.

(b)  GRANTS TO NEW NON-EMPLOYEE DIRECTORS.  Each
Non-Employee Director (a "New Director") who, alter the Initial Grant Date, is elected to the Board for the first time by the shareholders of ATS at any special or annual meeting of shareholders shall, at the time such Non-Employee Director is elected and duly qualified, be granted automatically, without action by the Committee, 10,000 shares of Common Stock.

(c)  ANNUAL GRANTS TO NON-EMPLOYEE DIRECTORS.
Immediately following the election of directors at the annual meeting of stockholders, beginning in 1996, each Current Director who is a Non-Employee Director on such dare, shall be granted automatically, without action by the Committee, an Option to purchase 5,000 shares of Common Stock. In addition, Immediately following the election of directors at the annual meeting of shareholders subsequent to the election of any New Director, such New Director, if he or she is a Non-Employee Director on such date, shall he granted automatically, without action by the Committee, an Option to purchase 5,000 shares of Common Stock.

7. Terms and Conditions of Options. Each Option granted pursuant to the Director Stock Plan shall be evidenced by a written agreement (the "Agreement") between ATS and the Grantee in such form as the Committee shall prescribe from time to time, which Agreement shall comply with and be subject to the following terms and conditions:

(a)  TYPE OF OPTION. Each Option granted under the
Director Stock Plan shall be a "nonqualified stock option" which is not qualified under Section 422 of the Code

(b) OPTION PRICE. The Option Price of each Option granted under the Director Stock Plan shall be equal to one hundred percent (100%) of the Fair Market Value of the shares of Common Stock subject to such Option on the date of grant thereof- The Option Price shall be subject to adjustment as provided in Section 7(h) hereof.

(c) MEDIUM AND TIME OF PAYMENT. The Option Price shall he paid in full, at the time of exercise, in certified or bank check or cash.

(d) TERM AND EXERCISE OF OPTIONS. Options granted under the Director Stock Plan shall be exercisable as to thirty-three and one-third percent (331/3%) of the shares subject thereto on the date of grant and shall become exercisable as to an additional thirty-three and onethird percent (331~~%) of the shares subject thereto on each of the first and second anniversaries of such date of grant if the Grantee continues to be a Non-Employee Director on each of such dates. An Option shall be execrable for a period of ten (10) years from the date of grant of such Option: provided, however, that the exercise period shall be subject to earlier termination as provided in Sections 7(e) and 7(f) hereof- An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, at any tune prior to expiration: provided that, in no case may an Option be exercised as to less than one hundred (100) shares of Common Stock at any one time (or the remaining shares covered by the Option if less than one hundred (100) shares of Common Stock). An Option shall be exercised by the delivery by the holder thereof, of written notice of such exercise to ATS at its principal office (attention of the Secretary).

(e)  TERMINATION. Except as provided in this Section
7(e) and in Section 7(f) hereof, an Option may not be exercised unless the Grantee is then in service as a director of the Company and unless the Grantee has remained continuously in such service as a director since the date of grant of the Option. In the event that the service of a Grantee as a director shall terminate (other than by reason of Retirement, death or Disability), all Options of such Grantee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within six months after such termination; provided, however, that if the service of a Grantee as a director of the Company shall terminate for Cause, all Options theretofore granted to such Grantee, shall, to the extent not theretofore exercised, terminate immediately upon such termination of employment Nothing in the Director Stock Plan or in any Agreement shall confer upon an individual any right to continue in service as a director of the Company or interfere in any way with the right of the Company to terminate such service.

(f) RETIREMENT, DEATH OR DISABILITY OF GRANTEE. If a
Grantee shall the while in service as a director of the Company or within three (3) months after the termination of such Grantee's service, other than for Cause, or if the Grantee's service as a director shall terminate by reason of Disability or Retirement, all Options theretofore granted to such Grantee (to the extent otherwise exercisable at the time of death or termination of service) may, unless earlier terminated in accordance with their terms, be exercised by the Grantee or by the Grantee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the Retirement, death or Disability of the Grantee, at any time within two years after the date of retirement, death or Disability of the Grantee.

(g) NONTRANSFERABILITY OF OPTIONS. Options granted under the Director Stock Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and Options may be exercised, during the lifetime of the Grantee, only by the Grantee or by his or her guardian or legal representative.

(h) EFFECT OF CERTAIN CHANGES. In the event of any extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, the number of shares of Common Stock available for awards, the number of such shares covered by outstanding awards, and the price per share of Options shall be equitably adjusted by the Committee reflect such event and preserve the value of such awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. If while unexercised Options remain outstanding under the Director Stock Plan, there is a Change in Control of ATS, all Options shall be exercisable in full, whether or not otherwise exercisable In the event of a change in the Common Stock of ATS as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Director Stock Plan. To the extent that the foregoing adjustments relate to stock or securities of ATS, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive Except as heretofore expressly provided in this Section 7(h), the Grantee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or spin-off of assets or stock of another corporation; and any issue by ATS of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. The grant of an Option pursuant to the Director Stock Plan shall not affect in any way the right or power of ATS to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

(i)  RIGHTS AS A STOCKHOLDER. A Grantee or a
transferee of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate to him or her for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 7(h) hereof.

(j) OTHER PROVISIONS. Except as specifically determined by the Committee, the Director Stock Plan and the Agreements authorized thereunder shall contain such other provisions, including, without limitation, the imposition of restrictions upon the exercise of an Option, as shall be required to cause the Director Stock Plan to at all times comply with the requirements of Rule 16b-3 under the Exchange Act or any successor thereof.

8.   Agreement by Grantee Regarding Withholding Taxes.
If the Committee shall so require, as a condition of exercise, each Grantee shall agree that the Company may defer making payment of or delivery of any benefits under the Director Stock Plan until satisfactory arrangements have been made for the payment of any tax attributable to any amounts payable with respect to Common Stock granted under the Director Stock PlanThe Company is authorized to take any action as the Committee may deem advisable to enable the Company and the Grantee to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any award under the Director Stock Plan. This authority shall include authority to withhold or receive stock or other property and to make cash payments in respect thereof in satisfaction of the Grantee's tax obligations.

9.    Amendment and Termination of the Director Stock
Plan. The Board at any time and from time to time may suspend, terminate, modify or amend the Director Stock Plan; provided, however, the Director Stock Plan shall not be amended more than once during any six (6) month period other than to comply with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules or regulations thereunder. Except as provided in Section 7 hereof, no suspension, termination. modification or amendment of the Director Stock Plan may adversely affect any Option previously granted, without the express written consent of the Grantee.

10. Approval by Stockholders. The Director Stock Plan shall be subject to the approval by the affirmative vote of a majority of the shares of Common Stock represented at the 1993 Annual Meeting of Stockholders of ATS and entitled to vote thereon. In the event such stockholder approval is not received within the stated period of time, then upon such event, the Director Stock Plan and all rights hereunder shall immediately terminate, no Grantee (or any permitted transferee thereof) shall have any remaining rights under the Director Stock Plan and any Agreement entered into in connection herewith shall become null and void.

11. Effect of Headings The section and subsection headings contained herein are for convenience only and shall not affect the construction hereof.

12. Governing Law. The Director Stock Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New Jersey without giving effect to conflict of laws principles thereof.

13.   Effective Date of Director Stock Plan  The
Director Stock Plan shall be effective upon the approval of the Director Stock Plan by the stockholders of ATS as provided in
Section 10 hereof, and shall terminate on the tenth anniversary thereof, unless sooner terminated in accordance with Section 9 hereof No Options or Common Stock may be granted under the Director Stock Plan on or after October 31, 2005, but Options theretofore granted may extend beyond such date.